Exhibit 99.2

Case 15-40289-rfn11 Doc 3615 Filed 12/09/16 Entered 12/09/16 19:16:55 Page 1 of 2 NOTICE OF EFFECTIVE DATE 522202 000003 18690129.6 IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS FORT WORTH DIVISION IN RE: LIFE PARTNERS HOLDINGS, INC., et. al. Debtors. CASE NO. 15-40289-RFN-11 JOINTLY ADMINISTERED (Chapter 11) NOTICE OF (I) OCCURRENCE OF EFFECTIVE DATE AND (II) CERTAIN RELATED DEADLINES PLEASE TAKE NOTICE THAT the Revised Third Amended Plan of Reorganization of Life Partners Holdings, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code [Dkt. No. 3427] (the “Plan”)1 became effective on December 9, 2016 (the “Effective Date”). A. Distribution Record Date PLEASE TAKE FURTHER NOTICE THAT the record date for purposes of making distributions under the Plan on account of Allowed Claims (the “Distribution Record Date”) shall be December 14, 2016. B. Executory Contract and Unexpired Lease Claims Bar Date PLEASE TAKE FURTHER NOTICE that all proofs of Claim arising from the rejection of Executory Contracts or Unexpired Leases that have been rejected pursuant to the Plan must be Filed no later January 9, 2017 (the “Rejection Claims Bar Date”). ANY SUCH CLAIMS THAT ARE NOT TIMELY FILED SHALL BE DISALLOWED AUTOMATICALLY, FOREVER BARRED FROM ASSERTION, AND SHALL NOT BE ENFORCEABLE AGAINST ANY DEBTOR, REORGANIZED DEBTOR OR SUCCESSOR ENTITY, WITHOUT THE NEED FOR ANY OBJECTION BY ANY PERSON OR FURTHER NOTICE TO OR ACTION, ORDER, OR APPROVAL OF THE BANKRUPTCY COURT, AND ANY CLAIM ARISING OUT OF THE REJECTION OF THE EXECUTORY CONTRACT OR UNEXPIRED LEASE SHALL BE DEEMED FULLY SATISFIED, RELEASED, AND DISCHARGED, NOTWITHSTANDING ANYTHING IN THE BANKRUPTCY SCHEDULES OR A PROOF OF CLAIM TO THE CONTRARY. C. Administrative Claims Bar Date PLEASE TAKE FURTHER NOTICE THAT the deadline for Filing requests for payment of Administrative Claims shall be (a) with respect to General Administrative Claims, including but not limited to claims made by a creditor or entity described under 11 U.S.C. § 503(b)(3)(D) and/or related claims for professional fees under 11 U.S.C. § 503(b)(4), January 9, 2017 (the “General Administrative Claims Bar Date”); and (b) with respect to Professional Fee Claims, January 23, 2017 (the “Professional Fee Claims Bar Date” and, collectively with the General Administrative Claims Bar Date, the “Administrative Claims Bar Date”). 1 Capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Plan.

Case 15-40289-rfn11 Doc 3615 Filed 12/09/16 Entered 12/09/16 19:16:55 Page 2 of 2 HOLDERS OF GENERAL ADMINISTRATIVE CLAIMS, INCLUDING ANY CLAIMS ARISING UNDER SECTION 503(B)(3)(D) AND/OR RELATED CLAIMS FOR PROFESSIONAL FEES UNDER SECTION 503(B)(4) OF THE BANKRUPTCY CODE, THAT DO NOT FILE AND SERVE SUCH A REQUEST BY THE GENERAL ADMINISTRATIVE CLAIMS BAR DATE SHALL BE FOREVER BARRED, ESTOPPED, AND ENJOINED FROM ASSERTING SUCH GENERAL ADMINISTRATIVE CLAIMS AGAINST THE DEBTORS, THE REORGANIZED DEBTORS, OR THEIR RESPECTIVE PROPERTY AND SUCH GENERAL ADMINISTRATIVE CLAIMS SHALL BE DEEMED FOREVER DISCHARGED AND RELEASED AS OF THE EFFECTIVE DATE. D. Catch-Up Cutoff Date PLEASE TAKE FURTHER NOTICE THAT payments of any Catch-Up Payment due for a Fractional Position must be received no later than March 9, 2017 at 5:00 P.M. (prevailing Central Time) (the “Catch-Up Cutoff Date”). If you owe Catch-Up Payments for one or more Fractional Positions, you will receive a notice of the outstanding Catch-Up Payment owed. IF ANY INVESTOR WHO OWES A CATCH-UP PAYMENT WITH RESPECT TO A FRACTIONAL POSITION DOES NOT PAY THE CATCH-UP PAYMENT IN FULL BY THE CATCH-UP CUTOFF DATE, SUCH INVESTOR, REGARDLESS OF ANY ELECTION MADE, SHALL BE CONCLUSIVELY DEEMED TO HAVE MADE THE POSITION HOLDER TRUST ELECTION FOR THE RESPECTIVE FRACTIONAL POSITION, SUBJECT TO THE POSITION HOLDER TRUST’S AND THE IRA PARTNERSHIP’S RIGHT OF OFFSET UNDER THE PLAN. E. Claims Objection Deadline PLEASE TAKE FURTHER NOTICE THAT, unless a later date is fixed by the Bankruptcy Court in accordance with the Plan, the deadline for Filing objections to Claims with the Bankruptcy Court shall be December 9, 2017 (the “Claims Objection Deadline”); provided, however that the Creditors’ Trustee shall have the right to seek an extension of such deadline, and to object to Claims, if any, Filed or amended after the Claims Objection Deadline. F. Requests for Documents PLEASE TAKE FURTHER NOTICE that copies of the Plan and certain related documents are publicly available and can be obtained for free at http://dm.epiq11.com/LFP/Project. Copies of the Plan (as well as certain related documents) may also be obtained, upon written request, at the Debtors’ expense, from the Debtors’ Notice and Balloting Agent, Epiq Bankruptcy Solutions, LLC, at the following address: If by First-Class Mail: Life Partners Election Processing Center c/o Epiq Bankruptcy Solutions, LLC P.O. Box 4422 Beaverton, OR 97076-4422 If by Hand-Delivery or Overnight Mail: Life Partners Election Processing Center c/o Epiq Bankruptcy Solutions, LLC 10300 SW Allen Blvd Beaverton, OR 97005 NOTICE GIVEN BY ORDER OF THE BANKRUPTCY COURT NOTICE OF EFFECTIVE DATE 522202 000003 18690129.6